UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 28, 2014

Anika Therapeutics, Inc.
(Exact name of registrant as specified in its charter)
____________________

Massachusetts	000-21326	04-314-5961
(State or other jurisdiction of	Commission file number	(I.R.S. Employer
incorporation or organization)		Identification No.)

32 Wiggins Avenue, Bedford, MA 01730
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:   781-457-9000

(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management

Item 5.02.  Departure of Certain Officers; Appointment of Certain Officers.

On October 30, 2014, Anika Therapeutics, Inc. (the “Company”) announced the appointment of Edward S. Ahn, Ph.D., 42, as its Chief Technology and Strategy Officer, effective immediately. From June 2012 through the present, Dr. Ahn was Managing Director and Chief Science Officer at MedCap Advisors where he built merger strategies, strategic partnerships and licensing agreements for emerging medical device, biotechnology and biological organizations with a focus on regenerative medicine. From 2007 through 2012, Dr. Ahn was Vice President of Product Development for Pioneer Surgical Biologics. In this role Dr. Ahn directed Pioneer Surgical Biologic's product development policies, objectives and initiatives. Prior to this, Dr. Ahn also served as Chief Executive Officer, Chief Technology Officer and Founder of Angstrom Medica, Inc., a company based upon his doctoral thesis work and focused on commercializing nanotechnology in the area of Orthopedics. Dr. Ahn holds a B.S. in Chemical Engineering from Stanford University as well as an M.S. in Chemical Engineering Practice and a Ph.D. in Chemical Engineering from the Massachusetts Institute of Technology.

On October 30, 2014, the Company also announced the appointment of Frank J. Luppino, 46, as its Chief Operating Officer, effective immediately. Mr. Luppino was hired by the Company on a contract basis with a term of one year, and the Company will compensate Mr. Luppino at a rate of $185.00 per hour for his services. From 2013 through the present, Mr. Luppino provided strategic consulting services and leadership on key project efforts to a number of pharmaceutical and medical device companies including Anika Therapeutics, Inc. Prior to that, Mr. Luppino served as Chief Operating Officer of the Company from 2009 to 2013, and he also served as Vice President of Operations of the Company from 2003 through 2007. Additionally, Mr. Luppino held the position of Vice President of Operations at Bionostics from 2007 to 2009. Mr. Luppino holds a B.S. degree in Chemical Engineering from Lehigh University.

Effective October 28, 2014, the employment of John W. Sheets Jr., Ph.D., as Chief Scientific Officer of the Company has ended.

Effective October 29, 2014, the employment of Carol A. Barnett as Chief Commercial Officer of the Company has ended.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Anika Therapeutics, Inc.

Dated: November 3, 2014	By:	/s/ Sylvia Cheung
Sylvia Cheung Chief Financial Officer